Exhibit 10.33

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder (this “Joinder”) to that certain Registration Rights Agreement, dated as of June 19, 2024 (the “Registration Rights Agreement”), by and among Above Food Ingredients Inc., an Alberta corporation (the “Company”), and the direct parent company of Above Food Corp., an Alberta corporation (“Above Food”), Smart Dine, LLC, a Delaware limited liability company (the “Sponsor”), the Above Food Holders (as defined therein), and the undersigned parties listed under the heading “Additional Holder” on the signature page hereto (the “Additional Holder”) is being entered into in connection with (i) that certain Shares Sale and Purchase and Exchange Agreement dated as of June 13, 2024, by and between the Additional Holders, Above Food, and the other parties thereto (the “SPA”) and (ii) the Subscription Agreement dated as of June 13, 2024, by and between the Additional Holder and Above Food (the “Subscription Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, the Additional Holders have entered into the SPA; and

WHEREAS, the SPA provides that the Additional Holders shall enter into this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Holders, the Company, the Sponsor and Above Food hereby agree as follows:

1.                  Agreement to be Bound. The Additional Holders hereby agree that upon execution and delivery of this Joinder, the Additional Holders shall become a party to the Registration Rights Agreement, in each case, as a “Holder” thereunder with respect to all shares of Common Stock and Earnout Shares to be acquired by the Additional Holders pursuant to the Subscription Agreement and the SPA and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto for all purposes thereof.

2.                  Successors and Assigns. This Joinder shall bind and inure to the benefit of, and be enforceable by, each of the Additional Holders, the Company, the Sponsor and Above Food and their respective successors and assigns.

3.                  Counterparts. This Joinder may be executed in any number of counterparts (including by facsimile or electronic copy), each of which shall be an original and all of which together shall constitute one and the same agreement.

4.                  Governing Law. The Registration Rights Agreement, including this Joinder, shall be governed by and construed in accordance with the substantive laws of the State of New York without applying the State’s conflicts of laws rules.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of June 19, 2024.

COMPANY:

Above Food Ingredients Inc. an Alberta corporation

By:	/s/ Lionel Kambeitz
Name: Lionel Kambeitz
Title: Chief Executive Officer

[SIGNATURE PAGE TO THE JOINDER TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of June 19, 2024.

SPONSOR:
SMART DINE, LLC

By:	/s/ Alberto Ardura
	Name:	Alberto Ardura
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO THE JOINDER TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of June 19, 2024.

ABOVE FOOD:
ABOVE FOOD CORP.

By:	/s/ Lionel Kambeitz
Name: Lionel Kambeitz
Title: Chief Executive Officer

[SIGNATURE PAGE TO THE JOINDER TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of June 19, 2024.

ADDITIONAL HOLDERS:

GRUPO EMPRESARIAL ENHOL, S.L.

By:	/s/ Gonzalo Oliver Amatriain
Name: Gonzalo Oliver Amatriain
Title: Attorney-in-fact

[SIGNATURE PAGE TO THE JOINDER TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of June 19, 2024.

ADDITIONAL HOLDERS:

/s/ Gonzalo Agorreta Preciado
Name: Gonzalo Agorreta Preciado

[SIGNATURE PAGE TO THE JOINDER TO REGISTRATION RIGHTS AGREEMENT]